UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 8, 2025

Date of Report (Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02(e):  Material Compensatory Plan

At a meeting of the Compensation Committee of the Board of Directors of The Middlefield Banking Company held on December 8, 2025, the nonemployee directors approved bonuses to be payable on December 26, 2025 in the amount of $230,987 for President and Chief Executive Ronald L. Zimmerly, Jr., $105,594 for Chief Financial Officer, Executive Vice President and Treasurer Michael C. Ranttila, and $85,795 for Executive Vice President and Chief Banking Officer Michael L. Cheravitch.

At a meeting held on December 8, 2025, the Compensation Committee of Middlefield Banc Corp. approved bonuses of $40,000, $19,000, and $11,000 for Messrs. Zimmerly, Ranttila, and Cheravitch, respectively. At the same meeting, the Compensation Committee approved the accelerated vesting, on or before December 31, 2025, of restricted stock awards granted on March 10, 2023, to Mr. Zimmerly, who will receive 4,653 shares, and Mr. Ranttila, who will receive 3,558 shares. Shares subject to the March 10, 2023 stock award agreements were scheduled to vest on March 10, 2026.

At the December 8, 2025 Compensation Committee meeting of Middlefield Banc Corp., the Compensation Committee approved the accelerated vesting, on or before December 31, 2025, of performance share units granted on August 6, 2024 to Messrs. Zimmerly, Ranttila, and Cheravitch. Mr. Cheravitch will vest in 5,204 performance shares; Mr. Ranttila will vest in 12,713 performance shares; and Mr. Zimmerly will vest in 10,161 performance shares.

This summary of the acceleration of restricted stock awards is qualified in its entirety by reference to the copy of the form of amendment to conditional stock award agreement attached as an exhibit. This summary of the acceleration of performance share units granted in 2024 is qualified in its entirety by reference to the copies of the forms of amendments attached as an exhibit.

Item 9.01(d):  Exhibits

10.29.2	Form of Amendment to Conditional Stock Award Agreement

10.29.3	Form of Amendment to Performance Share Unit Award Agreement

10.29.4	Form of Amendment to Performance Share Unit Award Agreement

104	Cover Page Interactive File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: December 12, 2025	/s/ Ronald L. Zimmerly, Jr.
Chief Executive Officer